UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2005

                            MDU Resources Group, Inc.

             (Exact name of registrant as specified in its charter)

          Delaware                       1-3480                  41-0423660
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)
                                   (Zip Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Short-Term Incentive Compensation
---------------------------------

2004
----

On February 15, 2005, the Compensation Commmittee (the "Committee") of the Board of Directors (the "Board") of MDU Resources Group, Inc. (the "Company") approved the payment of annual awards under the existing executive incentive compensation plans with respect to 2004. On February 17, 2005, the Board approved the payments. Award payments made in 2004 pursuant to the existing executive incentive compensation plans to those executive officers who will be named executive officers in the proxy statement for the 2005 Annual Meeting of Stockholders (the "NEOs") is contained in the Executive Incentive Compensation Plan 2004 NEO Payment Chart which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The terms of the executive incentive compensation plans provide for annual cash incentive awards based upon achievement of annual performance measures with a threshold, target and maximum level. A target incentive award is established based upon the position level and actual base salary, or in the Committee's discretion, the assigned salary grade market value. Actual payment may range from zero to 200% of the target based upon achievement of corporate goals and individual performance.

Participants who retire, die or become disabled during the year remain eligible to receive an award. Subject to the Committee's discretion, participants who terminate employment for other reasons are not eligible for an award. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made and whether to adjust awards.

The performance goals for 2004 under the MDU Resources Group, Inc. Executive Incentive Compensation Plan (the "MDU EICP"), which applies to Mr. White and Mr. Robinson, were (i) budgeted earnings per share achieved (weighted 75%) and (ii) budgeted return on invested capital achieved (weighted 25%). Achievement of budgeted levels of earnings per share and return on invested capital would result in a potential award of 100% of the target amount. Achievement of less than 85% would result in no payment, while achievement of 114% would result in a payment of 200% of the target amount. The goals were met at near maximum level ($1.76 EPS, 9.4% ROIC) and resulted in a potential payment of 194.7% of the target amount. The Committee then used its discretion and adjusted Mr. Robinson's payment percentage as reflected in the chart.

Mr. Tipton, the retired Chief Executive Officer of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co., received his award pursuant to the Montana-Dakota Utilities Co. Executive Incentive Compensation Plan, based upon
(i) business units actual earnings per allocated share as a percentage of planned earnings per allocated share (weighted 75%) and (ii) business units actual return on invested capital as a percentage of planned return on invested capital (weighted 25%). The target amounts were: Montana-Dakota Utilities ($0.61 EPS, 6.42% ROIC), weighted 66% and Utility Services, Inc. ($1.97 EPS and 7.27%
ROIC), weighted 34%. Mr. Tipton's award was earned at 100.3% of target for the Montana-Dakota Utilities Co. portion and 0% of target for the Utility Services, Inc. portion and resulted in a potential payment of 67.3% of the target amount. The Committee then used its discretion and adjusted Mr. Tipton's payment percentage as reflected in the chart.

Mr. Castleberry received his award pursuant to the WBI Holdings, Inc. Executive Incentive Compensation Plan, based upon (i) actual earnings per allocated share as a percentage of planned earnings per allocated share (weighted 75%) and (ii) actual return on invested capital as a percentage of planned


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return on invested capital (weighted 25%) for WBI Holdings, Inc. ($2.37 EPS,
11.42% ROIC). Mr. Castleberry's award was earned at 114% of target on a weighted basis and resulted in a potential payment of 200% of the target amount. No adjustment was made by the Committee.

Mr. Hildestad received his award pursuant to the Knife River Corporation Executive Incentive Compensation Plan, based upon (i) actual earnings per allocated share as a percentage of planned earnings per allocated share (weighted 75%) and (ii) actual return on invested capital as a percentage of planned return on invested capital (weighted 25%) for Knife River Corporation. The target amounts were $1.21 EPS and 6.95% ROIC. His award was earned at 92.6% of target on a weighted basis and resulted in a potential payment of 69.1% of the target amount. No adjustment was made by the Committee.

Mr. Gatzemeier received his award based upon (i) actual return on invested capital (weighted 25%) and earnings per allocated share (weighted 37.5%), in each case compared to planned return on invested capital and planned earnings per allocated share for Centennial Power and Centennial Energy Resources International of 5.55% and $1.64, and 21.36% and $5.94, respectively; and (ii) corporate growth goals for acquisition of additional capacity in domestic projects (weighted 25%) and a feasibility study for international development projects (weighted 12.5%). Based on his performance with respect to these targets, the award was earned at 100% of target and resulted in a potential payment of 100% of the target amount. The Committee then used its discretion and adjusted Mr. Gatzemeier's payment percentage as reflected in the chart.


2005
----

On November 9, 2004 and February 15, 2005, the Committee established 2005 annual award opportunities for the NEOs. The Board approved the award opportunities at its meetings on November 11, 2004 and February 17, 2005. Attached hereto as
Exhibit 10.3 and incorporated herein by reference is the 2005 NEO Annual Award Opportunity Chart.

The terms of the executive incentive compensation plans, which apply to Mr. Castleberry and Mr. Hildestad, provide for annual cash incentive awards based upon achievement of annual performance measures with a threshold, target and maximum level. A target incentive award is established based upon the position level and actual base salary, or in the Committee's discretion, the assigned salary grade market value. Actual payment may range from zero to 200% of the target based upon achievement of corporate goals and individual performance.

Participants who retire, die or become disabled during the year remain eligible to receive an award. Subject to the Committee's discretion, participants who terminate employment for other reasons are not eligible for an award. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made and whether to adjust awards.

Mr. Castleberry's 2005 award is pursuant to the WBI Holdings, Inc. Executive Incentive Compensation Plan, based upon (i) actual earnings per allocated share (weighted 75%) and (ii) actual return on invested capital (weighted 25%), expressed as a percentage of targeted earnings per allocated share and return on invested capital, for WBI Holdings, Inc. Achievement of targeted levels of earnings per allocated share and return on invested capital would result in a potential award of 100% of the target amount. Achievement of less than 85% would result in no payment, while achievement of 114% would result in a payment of 200% of the target amount. Actual payment will be equal to 95% of the potential amount plus up to 5% based on achievement of company-wide safety related goals.

Mr. Hildestad's 2005 award is pursuant to the Knife River Corporation Executive Incentive Compensation Plan, based upon (i) actual earnings per allocated share as a percentage of planned earnings per allocated share (weighted 75%) and (ii) return on invested capital as a percentage of planned return on invested capital (weighted 25%). Achievement of budgeted levels of earnings per allocated share and return on invested capital would result in a potential award of 100% of the target amount. Achievement of less than 80% would result in no payment, while achievement of 120% would result in a payment of 200% of the target amount.

Mr. Gatzemeier's 2005 award is based upon a combination of (i) actual return on invested capital (weighted 25%) and (ii) actual earnings per allocated share (weighted 75%) expressed as a percentage of budgeted earnings per allocated share and return on invested capital, with respect to Centennial Energy Resources LLC. Achievement of budgeted levels of earnings per allocated share and return on invested capital would result in a potential award of 100% of the target amount. Achievement of less than 90% would result in no payment, while achievement of 110% would result in a payment of 200% of the target amount.

Mr. White's and Mr. Robinson's 2005 awards were made pursuant to the 1997 Executive Long-Term Incentive Plan. The performance goals for 2005 for Mr. White and Mr. Robinson are (i) budgeted earnings per share achieved (weighted 75%) and
(ii) budgeted return on invested capital achieved (weighted 25%), with respect to the Company. Achievement of budgeted levels of earnings per share and return on invested capital would result in a potential award of 100% of the target amount. Achievement of less than 85% would result in no payment, while achievement of 114% would result in a payment of 200% of the target amount.

Named Executive Officer Base Compensation
-----------------------------------------

On November 9, 2004, the Committee approved new base compensation, effective January 1, 2005, for executive officers of MDU Resources Group, Inc. The Board approved the new base compensation on November 11, 2004. Base compensation for the NEOs is contained in the NEO 2005 Base Compensation Table, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment of Plan
-----------------
On February 17, 2005, the Board amended the 1997 Executive Long-Term Incentive Plan to reduce the aggregate number of shares that may be issued under the plan from 8,625,581 to 6,625,581.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits.

     Exhibit Number Description of Exhibit

     10.1           MDU Resources Group, Inc. NEO 2005 Base Compensation Table

     10.2 MDU Resources Group, Inc. Executive Incentive Compensation Plan 2004 NEO Payment Chart

     10.3           MDU Resources Group, Inc. 2005 NEO Annual Award Opportunity
                    Chart

     10.4           WBI Holdings, Inc. Executive Incentive Compensation Plan

     10.5           Knife River Corporation Executive Incentive Compensation
                    Plan


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 24, 2005

                                         MDU Resources Group, Inc.

                                         By:   /s/  Vernon A. Raile
                                              -------------------------------
                                              Vernon A. Raile
                                              Senior Vice President
                                              and Chief Accounting Officer

                                  EXHIBIT INDEX

     Exhibit Number Description of Exhibit

     10.1           MDU Resources Group, Inc. NEO 2005 Base Compensation Table

     10.2 MDU Resources Group, Inc. Executive Incentive Compensation Plan 2004 NEO Payment Chart

     10.3           MDU Resources Group, Inc. 2005 NEO Annual Award Opportunity
                    Chart

     10.4           WBI Holdings, Inc. Executive Incentive Compensation Plan

     10.5           Knife River Corporation Executive Incentive Compensation
                    Plan